                        PANHANDLE EASTERN CORPORATION
                        1990 LONG TERM INCENTIVE PLAN
                                 AMENDMENT TO
                       RESTRICTED STOCK AWARD AGREEMENT


        THIS AGREEMENT, dated December 20, 1993, by and between MR. DENNIS HENDRIX, a resident of Houston, Harris County, Texas and PANHANDLE EASTERN CORPORATION ("PEC"), a Delaware Corporation, amends a "PANHANDLE EASTERN CORPORATION 1990 LONG TERM INCENTIVE PLAN RESTRICTED STOCK AWARD AGREEMENT", dated March 12, 1993 ("Award Agreement") by and between HENDRIX and PEC.

                            W I T N E S S E T H :

        WHEREAS, HENDRIX and PEC desire to amend the Award Agreement to revise the vesting schedule for the shares of Restricted Stock granted under the Award Agreement;

        NOW, THEREFORE, HENDRIX and PEC agree to amend the Award Agreement in the following respects only:

       Section 2 of the Award Agreement is hereby amended and restated, effective December 20, 1993, in its entirety to read as follows --

           "2. Restrictions on Transfer. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant until said shares shall have become vested in the Participant (and restrictions terminated thereon) in accordance with the provisions of this Section 2 or as otherwise provided in Section 4 below (the "Restriction Period"). The Participant shall become vested as to the following specified number of shares of the total number of shares of Restricted Stock award hereunder on each of the following specified dates (or, in the event that any such day is a Saturday, Sunday or holiday, the business day immediately preceding such date):


                     Date                         Number of Shares
                     ----                         ----------------
                December 20, 1993                     200,000
                February 11, 1994                       9,000
                May 11, 1994                            9,000
                August 11, 1994                         9,000
                November 11, 1994                       9,000
                February 11, 1995                       8,500
                May 11, 1995                            8,500
                August 11, 1995                         8,500
                November 11, 1995                       8,500

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                February 11, 1996                       7,500
                May 11, 1996                            7,500
                August 11, 1996                         7,500
                November 11, 1996                       7,500

           provided, however that the Participant shall not be vested in shares of Restricted Stock which would be vested as of a given date if the Participant has not been continuously employed by the Company and its Affiliates from the date of this Agreement through such date.
           Such Restricted Period shall be subject to an earlier termination with respect to all or a portion of the Restricted Stock in accordance with the provisions of Section 4 below."

        IN WITNESS WHEREOF, HENDRIX has set his hand hereto and PEC has caused this Agreement to be signed in its coporate name and behalf by one of its officers thereunto duly authorized, all as of the day and year first above written.

ATTEST:                             PANHANDLE EASTERN CORPORATION


   /s/  ROBERT W. REED              By:       /s/  J. B. HIPPLE
- - - -------------------------------         ---------------------------------
          Secretary

                                    DENNIS R. HENDRIX

                                        /s/  DENNIS HENDRIX
                                    -------------------------------------
                                    Address: 3027 Inwood
                                             Houston, Texas 77019

State of Texas,
County of Harris,

        Before me, Diane Nesrsta, as notary public, on this day appeared
Dennis R. Hendrix, known to me as the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purpose and consideration therein expressed.

        Given under my hand and seal of office this 20th day of December, A.D., 1993.


                                                    DIANE NESRSTA
                                             Notary Public State of Texas
                                             My Commission Expires 7/2/94





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